UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2011 (November 15, 2011)

Penn Virginia Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Radnor Corporate Center, Suite 500

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On November 15, 2011, Penn Virginia Resource Partners, L.P. issued a press release announcing the pricing of a public offering of its common units. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the above information and press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press Release issued by Penn Virginia Resource Partners, L.P., dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By: Penn Virginia Resource GP, LLC
Its General Partner

Dated: November 15, 2011	By:	/s/ Bruce D. Davis, Jr.
	Name:	Bruce D. Davis, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release issued by Penn Virginia Resource Partners, L.P., dated November 15, 2011